OPERATING LEASES	12 Months Ended
Dec. 31, 2011
Operating Leases Of Lessor Disclosure [Abstract]
OPERATING LEASES
10. OPERATING LEASES

Rental and service income

The minimum contractual future revenues to be received on time charters as of December 31, 2011, were as follows:

Year ending December 31, (in thousands of $)	Total
2012	204,080
2013	189,281
2014	204,766
2015	200,087
2016	203,548
2017 and later	595,037
Total	1,596,799	(1)

(1)This excludes additional revenues relating to amendment to the terms of the Golar Winter charter pursuant to modifications to the vessel, the Golar Winter. The amendment includes an increase in charter hire rates and an extension of the charter hire term by 5 years from 2019 to 2024 contingent upon the completion of the modification work to the Golar Winter.  The amendment to the charter was effected in January 2012.

The long-term contract for the Golar Mazo is a time charter but the operating costs are borne by the charterer on a pass through basis. The pass through of operating costs is not reflected in the minimum lease revenues set out above.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2011 and 2010 were $1,104.6 million and $251.5 million; and $1,104.0 million and $215.3 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.